                                                                    Exhibit 4.15


                             CONDITIONAL ASSIGNMENT
                              OF PROJECT DOCUMENTS

THIS AGREEMENT is made on the 12th  March 1998,

BETWEEN:

(1) NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED, a public limited company duly organized and validly existing under the laws of the Kingdom of Thailand having its registered office at No. 9, UM Tower, 16th Floor, Kwaeng Suanluang, Khet Suanluang, Bangkok, Thailand (the "Assignor");

(2) The financial institutions whose names are listed in Exhibit 1 (the "Thai Lenders") represented by THE INDUSTRIAL FINANCE CORPORATION OF THAILAND, a corporation duly organized and validly existing under the laws of the Kingdom of Thailand having its registered office at No. 1770 New Petchburi Road, Bangkok 10320, as Facility Agent for the Thai Lenders (the "Thai Facility Agent");

(3) THE CHASE MANHATTAN BANK, a company duly organized and validly existing under the laws of the State of New York, having its registered office at 450 West 33rd Street, New York, New York, U.S.A., having its branch office in Bangkok, Thailand, located at 20 North Sathorn Road, Silom, Bangrak, Bangkok 10500, acting as the Trustees and the Debenture Trustee (as defined below);

AND

(4) THE CHASE MANHATTAN BANK as collateral agent (the "Collateral Agent").

WHEREAS:

A. The Assignor and the Thai Lenders entered into a credit facility agreement dated 27 September 1995, (the "CFA") whereunder credit facilities of Baht 3,300,000,000 (Three Thousand and Three Hundred Million Baht) and US$308,000,000 (Three Hundred and Eight Million United States Dollars) have been granted;

B. The Assignor intends to procure financing from abroad by having NSM Steel Company, Ltd. ("NSM Cayman"), a company incorporated under the laws of the Cayman Islands and in which the Assignor holds 100 percent of its shares, and NSM Steel (Delaware) Inc., a company incorporated under the laws of the State of Delaware, the United States, a wholly owned subsidiary of NSM Cayman (hereinafter collectively referred to as the "Note Issuers"), acting as agent of NSM Cayman pursuant to an agency agreement, issue US$452,500,000 of indebtedness comprised of (a) US$249,000,000 (aggregate principal amount at maturity) of 12% Senior Mortgage Notes Due 2006 (the "Senior Notes") which will be issued pursuant to an indenture dated as of 1 March 1998 (the "Senior Note Indenture", among the Note Issuers, the Assignor and The Chase Manhattan Bank ("Chase"), as trustee (the "Senior Notes Trustee"), (b) the US$203,500,000 (aggregate principal amount at maturity) of 12 1/4 Senior Subordinated Mortgage Notes Due 2008 (the "Senior Subordinated Notes" and together with the Senior Notes, the "Notes"), which will be issued pursuant to an indenture dated as of 1 March 1998 (the "Senior Subordinated Note Indenture", and together with the Senior Note Indenture, the "Indentures") among the Note Issuers and Chase, as trustee (the "Senior Subordinated Notes Trustee" and together with the Senior Notes Trustee, the "Trustees"), with warrants to purchase 74,476,809 (Seventy Four Million Four Hundred Seventy Six Thousand Eight Hundred and Nine) ordinary shares of the Assignor, and (c) a private placement consisting of US$53,133,016 (aggregate principal amount at maturity) of 12 3/4% Subordinated Second Mortgage Debentures Due 2009 (the "Debentures") which will be issued pursuant to an indenture dated as of 1 March 1998 (the "Debenture Indenture"), among the Note Issuers, the Assignor and Chase, as trustee (the "Debenture Trustee") and 64,417,180 ordinary shares of the Assignor;

C. The Assignor has entered into an amendment to the CFA (the "CFA Amendment") with the Thai Lenders dated 12 March 1998 for the amendment of certain terms and provisions to facilitate the Assignor's additional financing (the CFA and the CFA Amendment, collectively, the "Bank Credit Facility"), including but not limited to, an agreement the Assignor entered into with the Thai Lenders, the Trustees and the Debenture Trustee dated 12 March 1998 to set forth arrangements for the Thai Lenders and holders of the Notes and the holders of the Debentures to share certain collateral (the "Security Sharing Agreement").

D. Pursuant to the terms of the Security Sharing Agreement, the Assignor, the Thai Lenders, the Thai Facility Agent, the Trustees, the Debenture Trustee, and the Collateral Agent agree to enter into this Agreement as security for the Obligations (as defined hereunder).

IT IS AGREED as follows:

1.    DEFINITIONS

1.1 Except as otherwise provided herein, words and expressions in this Agreement shall have the same respective meanings as described in the Bank Credit Facility, the Indentures, the Debenture Indenture, and the Security Sharing Agreement:

      "Additional Project Document" has the meaning ascribed to it in Clause
      3.3;

      "Conditional Assignment of Additional Project Document" means a conditional assignment agreement substantially in the form of this Agreement in relation to any Additional Project Document;

      "Counterparty" means any person other than the Assignor who is a party to any Project Document or Additional Project Document;

      "Designee" means, in relation to any Project Document, any person who the Collateral Agent has designated as a substitute party to such Project Document under the terms and subject to the conditions of this Agreement (and all references herein to the Collateral Agent shall be deemed to include the Designee unless the context requires otherwise);

      "Obligations" means all present and future obligations and all other liabilities of the Assignor under the Bank Credit Facility, the Notes, the Indentures, the Debentures, the Debenture Indenture and the Security Sharing Agreement;

      "Project Documents" means each of the contracts, agreements and documents listed in Exhibit 4 and all Additional Project Documents;

      "Relevant Agreement" means any of the Project Documents which is the subject of a Transfer Notice; and

      "Transfer Notice" means a notice of transfer and novation pursuant to Clause 2 substantially in the form set out in Exhibit 3 duly completed and signed by the Collateral Agent or the Designee.

1.2   Any reference in this Agreement to:

      (i) any agreement or document shall be read and construed as a reference to such agreement or document as the same may have been or may from time to time be, amended, varied, novated or supplemented; and

      (ii) any party shall be construed so as to include its respective successors, permitted assigns and transferees in accordance with its respective interests.

1.3   Words denominating the singular include the plural and vice versa.

1.4   Section headings are for reference only.

2.    ASSIGNMENT

2.1 To secure the due and punctual payment and performance by the Assignor of the Obligations, the Assignor hereby assigns and transfers by way of novation to the Collateral Agent for the benefit of the Thai Lenders, the holders of the Notes and the Debenture holders (as a second priority lien), all of its rights, title, interest and obligations (subject to Clause 4.2) in and to the Project Documents as listed in Exhibit 4 and the Collateral Agent hereby accepts all such rights, title, interests and obligations provided that such assignment and transfer is conditional and shall only become effective with respect to any Project Document upon the delivery of a Transfer Notice to the Assignor and the relevant Counterparty, specifying that such assignment and transfer (by way of novation) has become effective and enforceable with respect to such Project Document in accordance with the terms of this Agreement provided further that no such Transfer Notice shall be delivered by the Collateral Agent unless it has received a Notice of Actionable Default (as defined in the Security Sharing Agreement) and the provisions of Section 4 of the Security Sharing Agreement have been complied with (including without limitation, Section 4.2(b) thereof).

2.2 Notwithstanding the conditional assignment contained in Clause 2.1, the Assignor shall at all times remain liable to perform all of its obligations under the Bank Credit Facility, the Indentures and the Debenture Indenture, and in respect of each Project Document and Additional Project Document, remain liable to perform all of its obligations under that Project Document or Additional Project Document, as the case may be.

2.3 Nothing herein contained shall constitute or be deemed to constitute a novation or settlement of any obligations (including, without limitation, the Obligations) or indebtedness, nor shall it be construed as an assumption or acceptance by the Thai Lenders, the Trustees or, as the case may be, the Debenture Trustee (as a second priority lien) of any obligation of the Assignor under the Project Documents and Additional Project Documents other than as specifically assumed following delivery of a Transfer Notice in accordance with the terms hereof.

3.    PERFECTION OF ASSIGNMENT

3.1 Immediately upon the execution of this Agreement, the Assignor shall give notice to all Counterparties to each Project Document substantially in the form set out in Part A Exhibit 2 and shall use its reasonable efforts to procure that as soon as practicable the Counterparties' consent to the assignments and the right to substitution by way of transfer and novation contained herein and acknowledge receipt of notice to the Collateral Agent in the form set out in part B of Exhibit 2, or in such other form as may be reasonably acceptable to the Collateral Agent.

3.2 Immediately upon the execution of this Agreement the Assignor shall submit to the Collateral Agent a certified copy of each Project Document listed herein (and upon reasonable request from the Collateral Agent provide a certified copy of any other documents relating to such Project Documents).

3.3 Immediately upon the execution of any contract, agreement or document entered into by the Assignor following the date of this Agreement in respect of the Assignor's mill project which replaces a Project Document (each, an "Additional Project Document") the Assignor irrevocably and unconditionally undertakes to:

      (a) notify the Collateral Agent that an Additional Project Document has been executed and deliver to the Collateral Agent such number of certified copies of the Additional Project Document as the Collateral Agent may reasonably request; and

      (b) enter into with the Thai Lenders, the Trustees, the Debenture Trustee and the Collateral Agent a Conditional Assignment of Additional Project Document in respect of the Additional Project Document, notify the relevant Counterparty of the same and of the agreements contained in Clause 2.1 thereof, and use its reasonable efforts to procure that as soon as practicable such Counterparty acknowledges the same and consents to the assignments and the right to substitution by way of transfer and novation contained therein in the form referred into in Clause 3.1 or such other form as may be reasonably acceptable to the Collateral Agent.

3.4 The Assignor shall comply with the terms set out in each of the notices given pursuant to this Clause 3 and shall not take or omit to take any action the taking or omission of which might otherwise result in the material alteration or impairment of any of its Obligations or the rights of the Thai Lenders, the Trustees or, as the case may be, the Debenture Trustee (as a second priority lien) under this Agreement.

3.5 If the Assignor defaults in duly performing its obligations under any Project Document, the Thai Lenders, the Trustees or the Debenture Trustee may in its or their discretion, and without any obligation to do so, without prejudice to its or their other rights, do all things and pay all monies necessary or expedient in the opinion of the Thai Lenders, the Trustees or the Debenture Trustee to make good or in attempting to make good such default to the satisfaction of the Thai Lenders, the Trustees or the Debenture Trustee and, as a separate and independent obligation, the Assignor shall indemnify the Thai Lenders, the Trustees or the Debenture Trustee on demand against all losses, claims, costs and expenses (including, without limitation, legal expenses) of any kind incurred or to be incurred by it or them in connection with, or arising out of or relating to any such default of the Assignor and any action taken by it or them pursuant to this Clause.

4.    TRANSFER NOTICE AND ENFORCEMENT

4.1 By the delivery of a Transfer Notice to a Counterparty and to the Assignor with respect to a Project Document, either the Collateral Agent (subject to the terms of the Security Sharing Agreement) or a Designee may be substituted as a party to that Project Document in place of the Assignor by the assignment under this Agreement to either of them of the rights, title, interest and obligations of the Assignor under the relevant Project Document. The substitution of the Collateral Agent or a Designee shall immediately become effective and binding upon the parties to the Project Document upon the date of the Transfer Notice.

4.2 Upon the delivery of a Transfer Notice with respect to any particular Project Document, the Collateral Agent or the Designee, as the case may be, shall acquire all rights, title and interest in the relevant Project Document identical to those of the Assignor and shall assume all of the Assignor's obligations to the Counterparty under the relevant Project Document. Following the delivery of a Transfer Notice, the Assignor shall cease to be entitled to exercise or enjoy such rights, title and interest but shall remain, jointly and severally with the Collateral Agent or the Designee, as the case may be, liable to perform such obligations and give all assistance to the Collateral Agent or the Designee, as the case may be, to facilitate the performance of its obligations under the Project Documents and its operation of the project on an ongoing basis. Following the delivery of a Transfer Notice, all references in the relevant Project Document to the Assignor shall be deemed as references to the Collateral Agent or the Designee, as the case may be.

4.3 At any time following the delivery of a Transfer Notice (which may only be done pursuant to Clause 2.1 of this Agreement) (and until such time as such Transfer Notice is rescinded in accordance with the terms of the Security Sharing Agreement), the Collateral Agent or, as the case may be, any Designee, may, with respect to any Project Document:

      (a) exercise fully any rights and/or perform any obligations of the Assignor under such Project Document in all respects as though originally named as a party in the relevant Project Document; and

      (b) otherwise put into force and effect all rights, powers and remedies available to it by law or otherwise as transferee of all or part of the Assignor's rights, and obligations under each Project Document, which are transferred pursuant to this Agreement and the Transfer Notice.

5.    CONTINUING SECURITY

5.1 This Agreement and the assignments and transfer herein contained shall be in addition to, independent of and without prejudice to, and shall not be in substitution for, any other rights, security, guarantee, indemnity or suretyship now held or which may hereafter be held by the Thai Lenders, the Trustees, or, as the case may be, the Debenture Trustee (as a second priority lien) for the due payment, performance and discharge by the Assignor of the Obligations.

5.2 This Agreement and the assignments and transfer herein contained is a continuing security and shall remain in full force and effect notwithstanding the liquidation, bankruptcy or other incapacity of the Assignor or any amalgamation or reconstruction of the Assignor or any change in the constitution thereof or any or all indebtedness by whatever reason (other than by full performance and discharge of the Obligations) or other matter or thing whatever.

5.3   If after the date of this Agreement:

      (a) any settlement or discharge of any or all of the Obligations of the Assignor is nullified for any reason whatsoever; and/or

      (b) an order or judgment is made against the Thai Lenders, the Trustees or, as the case may be, the Debenture Trustee or the holders of the Notes or the Debentures under Section 237 of the Civil and Commercial Code of Thailand (or any modification or re-enactment thereof) or under any of Sections 113, 114 and 115 of the Bankruptcy Act of Thailand (or any modification or re-enactment thereof) directing Thai Lenders, the Trustee or, as the case may be, the Debenture Trustee, to pay any sum received or held by it from the Assignor or any other person to settle all or part of the debt of the Assignor to an official receiver, a liquidator or a creditor of the Assignor;

      then the returned monies, losses, damages, costs and expenses of the Thai Lenders, the Trustees or, as the case may be, the Debenture Trustee, arising as a result of such nullified settlement or discharge, and/or (as the case may be) the sum paid by it pursuant to such order or judgment shall be recoverable from the Assignor on demand.

6.    FURTHER ASSURANCES

6.1 The Assignor shall, whenever reasonably requested by the Collateral Agent and at the cost and expense of the Assignor, duly and promptly sign, seal, execute and deliver such deeds, instruments, notices and documents, (including, further legal or other transfers or assignments) and do such acts and things as may reasonably be required by the Collateral Agent for the purpose of maintaining, perfecting, protecting, defending, enforcing or securing the obligations of the Assignor hereunder and the encumbrances, including the right to substitution by way of transfer and novation, arising under or constituted by or pursuant to this Agreement (or purported to be created by or constituted by or pursuant to this Agreement) or for facilitating the exercise, or, as the case may be, realization thereof and the exercise of all other powers, authorities and discretion vested in the Collateral Agent.

6.2 The Collateral Agent shall, without prejudice to other rights, powers and privileges under this Agreement, be entitled (but shall be under no obligation), at any time and as often as it may reasonably consider to be necessary, to take any such action and/or demand additional documents and instruments from the other party (in which case the Assignor undertakes to use its best endeavors to procure such documents or instruments from such person) for the purpose of protecting the rights constituted by this Agreement.

6.3 The Assignor hereby agrees to indemnify the Collateral Agent on demand against any and all costs, losses, expenses or liabilities incurred by or imposed on Thai Lenders, the Thai Facility Agent, the Trustees, the Debenture Trustee or the Collateral Agent in or about the perfection and/or protection of the rights and/or security interest referred to in this Clause 6.

7.    FILINGS, RECORDS, INSPECTION

      Except as otherwise permitted hereunder, the Assignor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any other encumbrance with respect to the Project Documents in which the Collateral Agent is not named as the sole first secured party for the benefit of the Thai Lenders and the Trustees and the sole second secured party for the benefit of the Debenture Trustee. The Assignor shall permit representatives of the Collateral Agent upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Project Documents.

8.    REMEDIES AND WAIVERS

8.1 Any receipt, release or discharge of the assignment provided by, or of any liability arising under, the Project Document may be given by the Collateral Agent alone and shall not release or discharge the Assignor from any liability for the same or any other moneys which may exist independently of this Agreement. Where such receipt, release or discharge relates only to part of the Project Documents, such receipt, release or discharge shall not prejudice or affect the assignment hereby created in relation to the remainder of the Project Documents.

8.2 The Collateral Agent may in its discretion grant time or other indulgence, or make any other arrangement variation or release, with the Assignor or any other person (whether or not party hereto and whether or not jointly liable with the Assignor) in respect of all the obligations or of any other security therefor or guarantee in respect thereof without prejudice either to the assignment constituted by or pursuant to this Agreement or to the liability of the Assignor for the Obligations.

8.3 The rights, powers and remedies provided in this Agreement are cumulative and are not, nor are they to be construed as, exclusive of any rights, powers and remedies provided by law.

8.4 No failure on the part of the Collateral Agent to exercise, or delay on its or their part in exercising any of the rights, powers and remedies provided for by this Agreement or by law shall operate as a waiver thereof, nor shall any single or partial waiver of any such rights, powers or remedies preclude any further or other exercise of such rights, power or remedies or the exercise of any other of such rights, powers or remedies.

9.    SUCCESSOR AND ASSIGNS

      This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors, assignees and transferees, provided that the Assignor may not assign or transfer all or any part of its rights or obligations under this Agreement.

10.   RELEASE AND REASSIGNMENT

      Immediately after the Assignor has finally paid and satisfied in full the Obligations to the Thai Lenders, the Trustees, and the Debenture Trustee, the Collateral Agent shall, at the request and cost of the Assignor, promptly reassign, without warranty, to the Assignor the rights, title and interest assigned to it under this Agreement or such part of it as then remains assigned in favor of it and/or release the encumbrances created pursuant hereto, provided that any release, settlement, discharge or termination of this Agreement and/or any such reassignment shall, unless otherwise agreed in writing by the Thai Lenders, the Trustees or, as the case may be, the Debenture Trustee (in connection with its second priority lien), be upon the express condition that such release, settlement, discharge, termination and/or reassignment shall become void and of no effect and Clause 5.3 shall apply if any security or payment on the faith of which such release, settlement, discharge, termi-nation and/or reassignment is given or made shall at any time thereafter be nullified or subject to an order or judgment described in Clause 5.3.

11.   SEVERABILITY

      If at any time any one or more of the provisions of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

12.   NOTICES

      Any notice or communication under or in connection with this Agreement shall be given in accordance with Section 12 of the Security Sharing Agreement and the provisions of such agreement shall apply hereto mutatis mutandis.

13.   LAW

      This Agreement shall be governed by and construed in accordance with the laws of Thailand.

14.   AMENDMENTS

      The terms of this Attachment may be waived, altered or amended only by an instrument in writing duly executed by the Assignor and the Collateral Agent in accordance with Section 17 of the Security Sharing Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed.

NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED as the Assignor


By:  /s/ Sawasdi  Horrungruang
     -----------------------------
     Title: Chairman

THE INDUSTRIAL FINANCE CORPORATION OF THAILAND as Thai Facility Agent for the Thai Lenders


By:  /s/ [ILLEGIBLE]
     -----------------------------
     Name:
     Title:

THE CHASE MANHATTAN BANK
as Trustees and Debenture Trustee


By:  /s/ [ILLEGIBLE]
     -----------------------------
     Name:
     Title:

THE CHASE MANHATTAN BANK
as Collateral Agent


By:  /s/ [ILLEGIBLE]
     -----------------------------
     Name:
     Title:

                                    EXHIBIT 1

                                The Thai Lenders

1.    The Industrial Finance Corporation of Thailand
2.    Thai Farmers Bank Public Company Limited
3.    Siam City Bank Public Company Limited
4.    The Government Savings Bank
5.    First Bangkok City Bank Public Company Limited
6.    Nakornthon Bank Public Company Limited
7.    SCF Finance and Securities Public Company Limited
8.    Siam City Credit Finance and Securities Public Company Limited

                                    EXHIBIT 2

                                     Part A

                        Notice of Conditional Assignment

12 March 1998

To:         STEEL DYNAMICS, INC.
            4500 County Road 59
            Butler IN 46721

Attention:  Tracy Shellabarger

Dear Sirs:

We refer to the Shareholders' Agreement dated 12 March 1998 between Nakornthai Strip Mill Public Company Limited (the "Assignor") and yourselves (the "Project Document").

We hereby give you notice that pursuant to the Conditional Assignment of Project Documents made between the Assignor, the Thai Lenders, the Trustees, the Debenture Trustee and the Collateral Agent (each as defined therein) dated 12 March 1998 (the "Conditional Assignment") the Assignor conditionally assigned all rights, title and interest in and to the Project Document and conditionally transferred all of its obligations under the Project Document to the Collateral Agent for the benefit of the Thai Lenders, holders of the Notes and the holders of Debentures, and agreed that when such conditional assignment becomes effective, the Thai Lenders, the holders of the Notes and the holders of Debentures may substitute the Collateral Agent or its Designee as a party to the Project Document in the place of the Assignor.

This substitution shall become effective and binding upon giving a Transfer Notice (and until such time as such Transfer Notice is rescinded in accordance with the terms of the Security Sharing Agreement) to you confirming that the conditional assignment and transfer by way of novation has become effective (the "Transfer and Novation").

Upon the Transfer and Novation the Collateral Agent or the Designee, as the case may be, shall acquire all rights, title and interest in the Project Document identical to those of the Assignor and shall assume obligations toward you identical to those obligations owed by the Assignor to you under the Project Document. Upon the Transfer and Novation, the Assignor shall cease to be entitled to exercise such rights, title and interest but shall undertake to remain, jointly and severally with the Collateral Agent or the Designee, liable to perform such obligations. After delivery of such Transfer Notice all references in the Project Document to the Assignor shall be deemed as references to the Collateral Agent or the Designee, as the case may be.

We hereby confirm that you may rely conclusively upon any Transfer Notice, when duty issued and delivered to you and that you shall not be concerned to inquire whether any Event of Default (as defined in the Bank Credit Facility, the Indentures and the Debenture Indenture, as the case may be) has happened upon which any of the powers, authority and discretion conferred upon the Collateral Agent by or pursuant to the Conditional Assignment in relation to the rights, title and interests under and in respect of the Project Document or any part thereof is or may be exercisable by the Collateral Agent or otherwise as to the appropriateness of acts purporting or intended to be in exercise of any such powers.

This notice may not be revoked without the consent of the Thai Lenders, the Trustees and the Debenture Trustee.

For the avoidance of doubt, references in this notice to the Project Document shall be construed as references to the Project Document as the same may have been or may from time to time be amended, novated or supplemented and shall include any document which is supplemental to, is expressed to be related to or is entered into pursuant to or in accordance with the terms of the Project Document. Except as otherwise provided herein, all words and expressions in this notice shall have the same respective meanings as described in the Conditional Assignment.

Please acknowledge receipt of this notice and confirm your agreement to the terms hereof and to the Conditional Assignment in the form of Acknowledgment attached hereto (the "Acknowledgment") by duly executing and returning one copy of the Acknowledgment to the Collateral Agent at The Chase Manhattan Bank, Bubhajit Building, 20 North Sathorn Road, Bangkok 10500 and another copy to the Assignor.

This notice and the Acknowledgment shall be governed by and construed in accordance with the laws of the Kingdom of Thailand.

Yours faithfully,

NAKORNTHAI STRIP MILL
   PUBLIC COMPANY LIMITED
as Assignor

By:  /s/  Sawasdi Horrungruang
   ------------------------------
   Title: Chairman

We confirm our agreement with the foregoing.

THE CHASE MANHATTAN BANK
as Collateral Agent


By:
     -----------------------------
     Name:
     Title:

Attachment:  Acknowledgement of the Counterparty

                                     Part B

                          Acknowledgment and Agreement

To:   THE CHASE MANHATTAN BANK
      20 North Sathorn Road
      Silom, Bangrak
      Bangkok 10500

      NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED
      No. 9, LUM Tower, 16th Floor
      Kwaeng Suanluang, Khet Suanluang
      Bangkok,

We hereby acknowledge receipt of a notice of conditional assignment dated 12 March 1998, ("Notice of Conditional Assignment"), attaching a form of Acknowledgment and Agreement. We now undertake and confirm to you that:

(i)   we agree and consent to the terms of the Notice of Conditional Assignment;

(ii) we do not have, and will not make or exercise, any claims or demands, any rights of counterclaim, rights of set-off or any other rights against the Assignor in respect of the Project Documents;

(iii) we will give the Collateral Agent notice of any breach of the Project Document by the Assignor as soon as we become aware of the same;

(iv) we have not received any other notice of assignment nor consented to any other assignment of any rights or the transfer of obligations under the Project Document;

(v) until the conditional assignment and transfer by way of novation of the Project Document becomes effective, we regard the Assignor as liable to perform all its obligations under the Project Document;

(vi) where a right to suspend our performance has arisen under the Project Document, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty
      (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation within such period, we will continue to perform our obligations under the Project Document;

(vii) where a right to terminate the Project Document has arisen thereunder, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation with such period, we will continue to perform our obligations under the Project Document;

(viii)we shall not, without the Collateral Agent's written consent, agree to or concur in any action of the Assignor which would contravene any terms of the Project Document or the Conditional Assignment; and

(ix) we agree to the Collateral Agent or the Designee being substituted as a party to the Project Document in the place of the Assignor, and that such the substitution shall become effective and binding upon the Collateral Agent and/or the Designee giving a Transfer Notice to us confirming that the conditional assignment and transfer has become effective, as provided in the Notice of Conditional Assignment.

Yours faithfully


----------------------------------
STEEL DYNAMICS, INC.

12 March 1998

                                     Part A

                        Notice of Conditional Assignment

12 March 1998

To:         ECT THAILAND INVESTMENTS, INC.
            c/o Enron Capital & Trade Resources Corporation
            1400 Smith St.
            Houston, TX 77002

Attention:  Donna W. Lowry

Dear Sirs:

We refer to the Shareholders' Agreement dated 12 March 1998 between Nakornthai Strip Mill Public Company Limited (the "Assignor") and yourselves (the "Project Document").

We hereby give you notice that pursuant to the Conditional Assignment of Project Documents made between the Assignor, the Thai Lenders, the Trustees, the Debenture Trustee and the Collateral Agent (each as defined therein) dated 12 March 1998 (the "Conditional Assignment") the Assignor conditionally assigned all rights, title and interest in and to the Project Document and conditionally transferred all of its obligations under the Project Document to the Collateral Agent for the benefit of the Thai Lenders, holders of the Notes and the holders of Debentures, and agreed that when such conditional assignment becomes effective, the Thai Lenders, the holders of the Notes and the holders of Debentures may substitute the Collateral Agent or its Designee as a party to the Project Document in the place of the Assignor.

This substitution shall become effective and binding upon giving a Transfer Notice (and until such time as such Transfer Notice is rescinded in accordance with the terms of the Security Sharing Agreement) to you confirming that the conditional assignment and transfer by way of novation has become effective (the "Transfer and Novation").

Upon the Transfer and Novation the Collateral Agent or the Designee, as the case may be, shall acquire all rights, title and interest in the Project Document identical to those of the Assignor and shall assume obligations toward you identical to those obligations owed by the Assignor to you under the Project Document. Upon the Transfer and Novation, the Assignor shall cease to be entitled to exercise such rights, title and interest but shall undertake to remain, jointly and severally with the Collateral Agent or the Designee, liable to perform such obligations. After delivery of such Transfer Notice all references in the Project Document to the Assignor shall be deemed as references to the Collateral Agent or the Designee, as the case may be.

We hereby confirm that you may rely conclusively upon any Transfer Notice, when duly issued and delivered to you and that you shall not be concerned to inquire whether any Event of Default (as defined in the Bank Credit Facility, the Indentures and the Debenture Indenture, as the case may be) has happened upon which any of the powers, authority and discretion conferred upon the

Collateral Agent by or pursuant to the Conditional Assignment in relation to the rights, title and interests under and in respect of the Project Document or any part thereof is or may be exercisable by the Collateral Agent or otherwise as to the appropriateness of acts purporting or intended to be in exercise of any such powers.

This notice may not be revoked without the consent of the Thai Lenders, the Trustees and the Debenture Trustee.

For the avoidance of doubt, references in this notice to the Project Document shall be construed as references to the Project Document as the same may have been or may from time to time be amended, novated or supplemented and shall include any document which is supplemental to, is expressed to be related to or is entered into pursuant to or in accordance with the terms of the Project Document. Except as otherwise provided herein, all words and expressions in this notice shall have the same respective meanings as described in the Conditional Assignment.

Please acknowledge receipt of this notice and confirm your agreement to the terms hereof and to the Conditional Assignment in the form of Acknowledgment attached hereto (the "Acknowledgment") by duly executing and returning one copy of the Acknowledgment to the Collateral Agent at The Chase Manhattan Bank, Bubhajit Building, 20 North Sathorn Road, Bangkok 10500 and another copy to the Assignor.

This notice and the Acknowledgment shall be governed by and construed in accordance with the laws of the Kingdom of Thailand.

Yours faithfully,

NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED as Assignor


By:  /s/  Sawasdi Horrungruang
   ------------------------------
   Title: Chairman

We confirm our agreement with the foregoing.

THE CHASE MANHATTAN BANK
as Collateral Agent


By:
     -----------------------------
     Name:
     Title:

Attachment: Acknowledgement of the Counterparty

                                     Part B
                          Acknowledgment and Agreement

To:   THE CHASE MANHATTAN BANK
      20 North Sathorn Road
      Silom, Bangrak
      Bangkok  10500

      NAKORNTHAI STRIP MILL PUBLIC LIMITED
      No. 9, UM Tower, 16th Floor
      Kwaeng Suanluang, Khet Suanluang
      Bangkok

We hereby acknowledge receipt of a notice of conditional assignment dated 12 March 1998, ("Notice of Conditional Assignment"), attaching a form of Acknowledgment and Agreement. We now undertake and confirm to you that:

(i)   we agree and consent to the terms of the Notice of Conditional Assignment;

(ii) we do not have, and will not make or exercise, any claims or demands, any rights of counterclaim, rights of set-off or any other rights against the Assignor in respect of the Project Documents;

(iii) we will give the Collateral Agent notice of any breach of the Project Document by the Assignor as soon as we become aware of the same;

(iv) we have not received any other notice of assignment nor consented to any other assignment of any rights or the transfer of obligations under the Project Document;

(v) until the conditional assignment and transfer by way of novation of the Project Document becomes effective, we regard the Assignor as liable to perform all its obligations under the Project Document;

(vi) where a right to suspend our performance has arisen under the Project Document, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty
      (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation within such period, we will continue to perform our obligations under the Project Document;

(vii) where a right to terminate the Project Document has arisen thereunder, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation with such period, we will continue to perform our obligations under the Project Document;

(vii) we shall not, without the Collateral Agent's written consent, agree to or concur in any action of the Assignor which would contravene any terms of the Project Document or the Conditional Assignment; and

(viii)we agree to the Collateral Agent or the Designee being substituted as a party to the Project Document in the place of the Assignor, and that such the substitution shall become effective and binding upon the Collateral Agent and/or the Designee giving a Transfer Notice to us confirming that the conditional assignment and transfer has become effective, as provided in the Notice of Conditional Assignment.

Yours faithfully


-------------------------------
ECT THAILAND INVESTMENTS, INC.

12 March 1998

                                     Part A
                        Notice of Conditional Assignment

12 March 1998

To:        NSM McDONALD PARTNERSHIP
           c/o McDonald & Company Securities, Inc.
           McDonald Investment Center
           800 Superior Avenue
           Cleveland, Ohio 44114-2603
           U.S.A.

Attention: David Stickler

Dear Sirs:

We refer to the Management Agreement dated 12 March 1998 between Nakornthai Strip Mill Public Company Limited (the "Assignor") and yourselves on behalf of NSM Management Co. LLC (the "Project Document").

We hereby give you notice that pursuant to the Conditional Assignment of Project Documents made between the Assignor, the Thai Lenders, the Trustees, the Debenture Trustee and the Collateral Agent (each as defined therein) dated 12 March 1998 (the "Conditional Assignment") the Assignor conditionally assigned all rights, title and interest in and to the Project Document and conditionally transferred all of its obligations under the Project Document to the Collateral Agent for the benefit of the Thai Lenders, holders of the Notes and the holders of the Debentures, and agreed that when such conditional assignment becomes effective, the Thai Lenders, the holders of the Notes and the holders of the Debentures may substitute the Collateral Agent or its Designee as a party to the Project Document in the place of the Assignor.

This substitution shall become effective and binding upon giving a Transfer Notice (and until such time as such Transfer Notice is rescinded in accordance with the terms of the Security Sharing Agreement) to you confirming that the conditional assignment and transfer by way of novation has become effective (the "Transfer and Novation").

Upon the Transfer and Novation the Collateral Agent or the Designee, as the case may be, shall acquire all rights, title and interest in the Project Document identical to those of the Assignor and shall assume obligations toward you identical to those obligations owed by the Assignor to you under the Project Document. Upon the Transfer and Novation, the Assignor shall cease to be entitled to exercise such rights, title and interest but shall undertake to remain, jointly and severally with the Collateral Agent or the Designee, liable to perform such obligations. After delivery of such Transfer Notice all references in the Project Document to the Assignor shall be deemed as references to the Collateral Agent or the Designee, as the case may be.

We hereby confirm that you may rely conclusively upon any Transfer Notice, when duly issued and delivered to you and that you shall not be concerned to inquire whether any Event of Default (as defined in the Bank Credit Facility, the Indentures and the Debenture Indenture, as the case may be) has happened upon which any of the powers, authority and discretion conferred upon the Collateral Agent by or pursuant to the Conditional Assignment in relation to the rights, title and interests under and in respect of the Project Document or any part thereof is or may be exercisable by the Collateral Agent or otherwise as to the appropriateness of acts purporting or intended to be in exercise of any such powers.

This notice may not be revoked without the consent of the Thai Lenders, the Trustees and the Debenture Trustee.

For the avoidance of doubt, references in this notice to the Project Document shall be construed as references to the Project Document as the same may have been or may from time to time be amended, novated or supplemented and shall include any document which is supplemental to, is expressed to be related to or is entered into pursuant to or in accordance with the terms of the Project Document. Except as otherwise provided herein, all words and expressions in this notice shall have the same respective meanings as described in the Conditional Assignment.

Please acknowledge receipt of this notice and confirm your agreement to the terms hereof and to the Conditional Assignment in the form of Acknowledgment attached hereto (the "Acknowledgment") by duly executing and returning one copy of the Acknowledgment to the Collateral Agent at The Chase Manhattan Bank, Bubhajit Building, 20 North Sathorn Road, Bangkok 10500 and another copy to the Assignor.

This notice and the Acknowledgment shall be governed by and construed in accordance with the laws of the Kingdom of Thailand.

Yours faithfully,

NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED as Assignor


By:  /s/  Sawasdi Horrungruang
    ------------------------------
Title: Chairman

We confirm our agreement with the foregoing.

THE CHASE MANHATTAN BANK

as Collateral Agent


By:
     -----------------------------
     Name:
     Title:

Attachment:  Acknowledgement of the Counterparty

                                     Part B
                          Acknowledgment and Agreement

To:   THE CHASE MANHATTAN BANK
      20 North Sathorn Road
      Silom, Bangrak
      Bangkok 10500

      NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED
      No. 9, UM Tower, 16th Floor
      Kwaeng Suanluang, Khet Suanluang
      Bangkok

We hereby acknowledge receipt of a notice of conditional assignment dated 12 March 1998, ("Notice of Conditional Assignment"), attaching a form of Acknowledgment and Agreement. We now undertake and confirm to you that:

(i)   we agree and consent to the terms of the Notice of Conditional Assignment;

(ii) we do not have, and will not make or exercise, any claims or demands, any rights of counterclaim, rights of set-off or any other rights against the Assignor in respect of the Project Documents;

(iii) we will give the Collateral Agent notice of any breach of the Project Document by the Assignor as soon as we become aware of the same;

(iv) we have not received any other notice of assignment nor consented to any other assignment of any rights or the transfer of obligations under the Project Document;

(v) until the conditional assignment and transfer by way of novation of the Project Document becomes effective, we regard the Assignor as liable to perform all its obligations under the Project Document;

(vi) where a right to suspend our performance has arisen under the Project Document, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty
      (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation within such period, we will continue to perform our obligations under the Project Document;

(vii) where a right to terminate the Project Document has arisen thereunder, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation with such period, we will continue to perform our obligations under the Project Document;

(viii) we shall not, without the Collateral Agent's written consent, agree to or concur in any action of the Assignor which would contravene any terms of the Project Document or the Conditional Assignment; and

(ix) we agree to the Collateral Agent or the Designee being substituted as a party to the Project Document in the place of the Assignor, and that such the substitution shall become effective and binding upon the Collateral Agent and/or the Designee giving a Transfer Notice to us confirming that the conditional assignment and transfer has become effective, as provided in the Notice of Conditional Assignment.

Yours faithfully


---------------------------------
NSM McDONALD PARTNERSHIP
on behalf of NSM Management Co. LLC

12 March 1998

                                     Part A

                        Notice of Conditional Assignment

12 March 1998

To:         N.T.S. Group Public Company Limited
            19th Floor, LUM Tower
            9 Ramkhamhaeng Road
            Suanluang
            Bangkok 10250

Attention:  Mr. Chamni Janchai

Dear Sirs:

We refer to the Shareholders' Agreement dated 12 March 1998 between Nakornthai Strip Mill Public Company Limited (the "Assignor") and yourselves (the "Project Document").

We hereby give you notice that pursuant to the Conditional Assignment of Project Documents made between the Assignor, the Thai Lenders, the Trustees, the Debenture Trustee and the Collateral Agent (each as defined therein) dated 12 March 1998 (the "Conditional Assignment") the Assignor conditionally assigned all rights, title and interest in and to the Project Document and conditionally transferred all of its obligations under the Project Document to the Collateral Agent for the benefit of the Thai Lenders, holders of the Notes and the holders of Debentures, and agreed that when such conditional assignment becomes effective, the Thai Lenders, the holders of the Notes and the holders of Debentures may substitute the Collateral Agent or its Designee as a party to the Project Document in the place of the Assignor.

This substitution shall become effective and binding upon giving a Transfer Notice (and until such time as such Transfer Notice is rescinded in accordance with the terms of the Security Sharing Agreement) to you confirming that the conditional assignment and transfer by way of novation has become effective (the "Transfer and Novation").

Upon the Transfer and Novation the Collateral Agent or the Designee, as the case may be, shall acquire all rights, title and interest in the Project Document identical to those of the Assignor and shall assume obligations toward you identical to those obligations owed by the Assignor to you under the Project Document. Upon the Transfer and Novation, the Assignor shall cease to be entitled to exercise such rights, title and interest but shall undertake to remain, jointly and severally with the Collateral Agent or the Designee, liable to perform such obligations. After delivery of such Transfer Notice all references in the Project Document to the Assignor shall be deemed as references to the Collateral Agent or the Designee, as the case may be. We hereby confirm that you may rely conclusively upon any Transfer Notice, when duly issued and delivered to you and that you shall not be concerned to inquire whether any Event of Default (as defined in the Bank Credit Facility, the Indentures and the Debenture Indenture, as the case may be) has happened upon which any of the powers, authority and discretion conferred upon the Collateral Agent by or pursuant to the Conditional Assignment in relation to the rights, title and interests under and in respect of the Project Document or any part thereof is or may be exercisable by the Collateral Agent or otherwise as to the appropriateness of acts purporting or intended to be in exercise of any such powers.

This notice may not be revoked without the consent of the Thai Lenders, the Trustees and the Debenture Trustee.

For the avoidance of doubt, references in this notice to the Project Document shall be construed as references to the Project Document as the same may have been or may from time to time be amended, novated or supplemented and shall include any document which is supplemental to, is expressed to be related to or is entered into pursuant to or in accordance with the terms of the Project Document. Except as otherwise provided herein, all words and expressions in this notice shall have the same respective meanings as described in the Conditional Assignment.

Please acknowledge receipt of this notice and confirm your agreement to the terms hereof and to the Conditional Assignment in the form of Acknowledgment attached hereto (the "Acknowledgment") by duly executing and returning one copy of the Acknowledgment to the Collateral Agent at The Chase Manhattan Bank, Bubhajit Building, 20 North Sathorn Road, Bangkok 10500 and another copy to the Assignor.

This notice and the Acknowledgment shall be governed by and construed in accordance with the laws of the Kingdom of Thailand.

Yours faithfully,

NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED as Assignor


By:  /s/  Sawasdi Horrungruang
    --------------------------------
Title: Chairman

We confirm our agreement with the foregoing.

THE CHASE MANHATTAN BANK
as Collateral Agent


By:
     -----------------------------
     Name:
     Title:

Attachment:  Acknowledgement of the Counterparty

                                     Part B

                          Acknowledgment and Agreement

To:   THE CHASE MANHATTAN BANK
      20 North Sathorn Road
      Silom, Bangrak
      Bangkok 10500

      NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED
      No. 9, UM Tower, 16th Floor
      Kwaeng Suanluang, Khet Suanluang
      Bangkok

We hereby acknowledge receipt of a notice of conditional assignment dated 12 March 1998, ("Notice of Conditional Assignment"), attaching a form of Acknowledgment and Agreement. We now undertake and confirm to you that:

(i)   we agree and consent to the terms of the Notice of Conditional Assignment;

(ii) we do not have, and will not make or exercise, any claims or demands, any rights of counterclaim, rights of set-off or any other rights against the Assignor in respect of the Project Documents;

(iii) we will give the Collateral Agent notice of any breach of the Project Document by the Assignor as soon as we become aware of the same;

(iv) we have not received any other notice of assignment nor consented to any other assignment of any rights or the transfer of obligations under the Project Document;

(v) until the conditional assignment and transfer by way of novation of the Project Document becomes effective, we regard the Assignor as liable to perform all its obligations under the Project Document;

(vi) where a right to suspend our performance has arisen under the Project Document, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty
      (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation within such period, we will continue to perform our obligations under the Project Document;

(vii) where a right to terminate the Project Document has arisen thereunder, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation with such period, we will continue to perform our obligations under the Project Document;

(viii)we shall not, without the Collateral Agent's written consent, agree to or concur in any action of the Assignor which would contravene any terms of the Project Document or the Conditional Assignment; and

(ix) we agree to the Collateral Agent or the Designee being substituted as a party to the Project Document in the place of the Assignor, and that such the substitution shall become effective and binding upon the Collateral Agent and/or the Designee giving a Transfer Notice to us confirming that the conditional assignment and transfer has become effective, as provided in the Notice of Conditional Assignment.

Yours faithfully


----------------------------------
N.T.S. Group Public Company Limited

                                     Part A

                        Notice of Conditional Assignment

12 March 1998

To:         Khun Sawasdi Horrungruang
            19th Floor, UM Tower
            9 Ramkhamhaeng Road
            Suanluang
            Bangkok 10250

Dear Sirs:

We refer to the Shareholders' Agreement dated 12 March 1998 between Nakornthai Strip Mill Public Company Limited (the "Assignor") and yourselves (the "Project Document").

We hereby give you notice that pursuant to the Conditional Assignment of Project Documents made between the Assignor, the Thai Lenders, the Trustees, the Debenture Trustee and the Collateral Agent (each as defined therein) dated 12 March 1998 (the "Conditional Assignment") the Assignor conditionally assigned all rights, title and interest in and to the Project Document and conditionally transferred all of its obligations under the Project Document to the Collateral Agent for the benefit of the Thai Lenders, holders of the Notes and the holders of Debentures, and agreed that when such conditional assignment becomes effective, the Thai Lenders, the holders of the Notes and the holders of Debentures may substitute the Collateral Agent or its Designee as a party to the Project Document in the place of the Assignor.

This substitution shall become effective and binding upon giving a Transfer Notice (and until such time as such Transfer Notice is rescinded in accordance with the terms of the Security Sharing Agreement) to you confirming that the conditional assignment and transfer by way of novation has become effective (the "Transfer and Novation").

Upon the Transfer and Novation the Collateral Agent or the Designee, as the case may be, shall acquire all rights, title and interest in the Project Document identical to those of the Assignor and shall assume obligations toward you identical to those obligations owed by the Assignor to you under the Project Document. Upon the Transfer and Novation, the Assignor shall cease to be entitled to exercise such rights, title and interest but shall undertake to remain, jointly and severally with the Collateral Agent or the Designee, liable to perform such obligations. After delivery of such Transfer Notice all references in the Project Document to the Assignor shall be deemed as references to the Collateral Agent or the Designee, as the case may be.

We hereby confirm that you may rely conclusively upon any Transfer Notice, when duly issued and delivered to you and that you shall not be concerned to inquire whether any Event of Default (as defined in the Bank Credit Facility, the Indentures and the Debenture Indenture, as the case may be) has happened upon which any of the powers, authority and discretion conferred upon the Collateral Agent by or pursuant to the Conditional Assignment in relation to the rights, title and interests under and in respect of the Project Document or any part thereof is or may be exercisable by the Collateral Agent or otherwise as to the appropriateness of acts purporting or intended to be in exercise of any such powers.

This notice may not be revoked without the consent of the Thai Lenders, the Trustees and the Debenture Trustee.

For the avoidance of doubt, references in this notice to the Project Document shall be construed as references to the Project Document as the same may have been or may from time to time be amended, novated or supplemented and shall include any document which is supplemental to, is expressed to be related to or is entered into pursuant to or in accordance with the terms of the Project Document. Except as otherwise provided herein, all words and expressions in this notice shall have the same respective meanings as described in the Conditional Assignment.

Please acknowledge receipt of this notice and confirm your agreement to the terms hereof and to the Conditional Assignment in the form of Acknowledgment attached hereto (the "Acknowledgment") by duly executing and returning one copy of the Acknowledgment to the Collateral Agent at The Chase Manhattan Bank, Bubhajit Building, 20 North Sathorn Road, Bangkok 10500 and another copy to the Assignor.

This notice and the Acknowledgment shall be governed by and construed in accordance with the laws of the Kingdom of Thailand.

Yours faithfully,

NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED as Assignor


By:  /s/  Sawasdi Horrungruang
   -------------------------------
Title: Chairman

We confirm our agreement with the foregoing.

THE CHASE MANHATTAN BANK
as Collateral Agent


By:
     -----------------------------
     Name:
     Title:

Attachment:  Acknowledgement of the Counterparty

                                     Part B

                          Acknowledgment and Agreement

To:   THE CHASE MANHATTAN BANK
      20 North Sathorn Road
      Silom, Bangrak
      Bangkok  10500

      NAKORNTRAI STRIP MILL PUBLIC COMPANY LIMITED
      No. 9, UM Tower, 16th Floor
      Kwaeng Suanluang, Khet Suanluang
      Bangkok

We hereby acknowledge receipt of a notice of conditional assignment dated 12 March 1998, ("Notice of Conditional Assignment"), attaching a form of Acknowledgment and Agreement. We now undertake and confirm to you that:

(i)   we agree and consent to the terms of the Notice of Conditional Assignment;

(ii) we do not have, and will not make or exercise, any claims or demands, any rights of counterclaim, rights of set-off or any other rights against the Assignor in respect of the Project Documents;

(iii) we will give the Collateral Agent notice of any breach of the Project Document by the Assignor as soon as we become aware of the same;

(iv) we have not received any other notice of assignment nor consented to any other assignment of any rights or the transfer of obligations under the Project Document;

(v) until the conditional assignment and transfer by way of novation of the Project Document becomes effective, we regard the Assignor as liable to perform all its obligations under the Project Document;

(vi) where a right to suspend our performance has arisen under the Project Document, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty
      (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation within such period, we will continue to perform our obligations under the Project Document;

(vii) where a right to terminate the Project Document has arisen thereunder, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation with such period, we will continue to perform our obligations under the Project Document;

(viii)we shall not, without the Collateral Agent's written consent, agree to or concur in any action of the Assignor which would contravene any terms of the Project Document or the Conditional Assignment; and

(ix) we agree to the Collateral Agent or the Designee being substituted as a party to the Project Document in the place of the Assignor, and that such the substitution shall become effective and binding upon the Collateral Agent and/or the Designee giving a Transfer Notice to us confirming that the conditional assignment and transfer has become effective, as provided in the Notice of Conditional Assignment.

Yours faithfully


-------------------------------
Khun Sawasdi Horrungruang

12 March 1998

                                     Part A

                        Notice of Conditional Assignment

12 March 1998

To:        Steel Dynamics, Inc.
           4500 Country Road 59
           Butler, IN 46721

Attention: Mr. Keith E. Busse
           President

Dear Sirs:

We refer to the SDI Management Agreement dated 12 March 1998 between Nakornthai Strip Mill Public Company Limited (the "Assignor") and yourselves (the "Project Document").

We hereby give you notice that pursuant to the Conditional Assignment of Project Documents made between the Assignor, the Thai Lenders, the Trustees, the Debenture Trustee and the Collateral Agent (each as defined therein) dated 12 March 1998 (the "Conditional Assignment") the Assignor conditionally assigned all rights, title and interest in and to the Project Document and conditionally transferred all of its obligations under the Project Document to the Collateral Agent for the benefit of the Thai Lenders, holders of the Notes and the holders of Debentures, and agreed that when such conditional assignment becomes effective, the Thai Lenders, the holders of the Notes and the holders of Debentures may substitute the Collateral Agent or its Designee as a party to the Project Document in the place of the Assignor.

This substitution shall become effective and binding upon giving a Transfer Notice (and until such time as such Transfer Notice is rescinded in accordance with the terms of the Security Sharing Agreement) to you confirming that the conditional assignment and transfer by way of novation has become effective (the "Transfer and Novation").

Upon the Transfer and Novation the Collateral Agent or the Designee, as the case may be, shall acquire all rights, title and interest in the Project Document identical to those of the Assignor and shall assume obligations toward you identical to those obligations owed by the Assignor to you under the Project Document. Upon the Transfer and Novation, the Assignor shall cease to be entitled to exercise such rights, title and interest but shall undertake to remain, jointly and severally with the Collateral Agent or the Designee, liable to perform such obligations. After delivery of such Transfer Notice all references in the Project Document to the Assignor shall be deemed as references to the Collateral Agent or the Designee, as the case may be.

We hereby confirm that you may rely conclusively upon any Transfer Notice, when duly issued and delivered to you and that you shall not be concerned to inquire whether any Event of Default (as defined in the Bank Credit Facility, the Indentures and the Debenture Indenture, as the case may be) has happened upon which any of the powers, authority and discretion conferred upon the

Collateral Agent by or pursuant to the Conditional Assignment in relation to the rights, title and interests under and in respect of the Project Document or any part thereof is or may be exercisable by the Collateral Agent or otherwise as to the appropriateness of acts purporting or intended to be in exercise of any such powers.

This notice may not be revoked without the consent of the Thai Lenders, the Trustees and the Debenture Trustee.

For the avoidance of doubt, references in this notice to the Project Document shall be construed as references to the Project Document as the same may have been or may from time to time be amended, novated or supplemented and shall include any document which is supplemental to, is expressed to be related to or is entered into pursuant to or in accordance with the terms of the Project Document. Except as otherwise provided herein, all words and expressions in this notice shall have the same respective meanings as described in the Conditional Assignment.

Please acknowledge receipt of this notice and confirm your agreement to the terms hereof and to the Conditional Assignment in the form of Acknowledgment attached hereto (the "Acknowledgment") by duly executing and returning one copy of the Acknowledgment to the Collateral Agent at The Chase Manhattan Bank, Bubhajit Building, 20 North Sathorn Road, Bangkok 10500 and another copy to the Assignor.

This notice and the Acknowledgment shall be governed by and construed in accordance with the laws of the Kingdom of Thailand.

Yours faithfully,

NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED as Assignor


By:  /s/  Sawasdi Horrungruang
    ------------------------------
Title: Chairman

We confirm our agreement with the foregoing.

THE CHASE MANHATTAN BANK
as Collateral Agent


By:
     -----------------------------
     Name:
     Title:

Attachment: Acknowledgement of the Counterparty

                                     Part B

                          Acknowledgment and Agreement

To:   THE CHASE MANHATTAN BANK
      20 North Sathorn Road
      Silom, Bangrak
      Bangkok 10500

      NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED
      No. 9, UM Tower, 16th Floor
      Kwaeng Suanluang, Khet Suanluang
      Bangkok,

We hereby acknowledge receipt of a notice of conditional assignment dated 12 March 1998, ("Notice of Conditional Assignment"), attaching a form of Acknowledgment and Agreement. We now undertake and confirm to you that:

(i)   we agree and consent to the terms of the Notice of Conditional Assignment;

(ii) we do not have, and will not make or exercise, any claims or demands, any rights of counterclaim, rights of set-off or any other rights against the Assignor in respect of the Project Documents;

(iii) we will give the Collateral Agent notice of any breach of the Project Document by the Assignor as soon as we become aware of the same;

(iv) we have not received any other notice of assignment nor consented to any other assignment of any rights or the transfer of obligations under the Project Document;

(v) until the conditional assignment and transfer by way of novation of the Project Document becomes effective, we regard the Assignor as liable to perform all its obligations under the Project Document;

(vi) where a right to suspend our performance has arisen under the Project Document, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty
      (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation within such period, we will continue to perform our obligations under the Project Document;

(vii) where a right to terminate the Project Document has arisen thereunder, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation with such period, we will continue to perform our obligations under the Project Document;

(viii)we shall not, without the Collateral Agent's written consent, agree to or concur in any action of the Assignor which would contravene any terms of the Project Document or the Conditional Assignment; and

(ix) we agree to the Collateral Agent or the Designee being substituted as a party to the Project Document in the place of the Assignor, and that such the substitution shall become effective and binding upon the Collateral Agent and/or the Designee giving a Transfer Notice to us confirming that the conditional assignment and transfer has become effective, as provided in the Notice of Conditional Assignment.

Yours faithfully


-----------------------------
Steel Dynamics, Inc.

12 March 1998

                                    EXHIBIT 3

                             Form of Transfer Notice

To:  (1)    Nakornthai Strip Mill Public Company Limited
            No. 9, UM Tower, 16th Floor
            Kwaeng Suanluang, Khet Suanluang
            Bangkok, Thailand

     (2)    Steel Dynamics, Inc.
            4500 Country Road 59
            Butler, IN 46721

            Attention:  Mr. Keith E. Busse
                        President

Dear Sirs,

We refer to:

(a) the SDI Management Agreement dated [12 March 1998] (the "Relevant Agreement") between Nakornthai Strip Mill Public Company Limited (the "Assignor") and Steel Dynamics, Inc. in respect of [.];

(b) the Conditional Assignment of Project Document dated 12 March 1998 between the Assignor and the Thai Lenders, the Trustees, the Debenture Trustee and the Collateral Agent (the "Conditional Assignment of Project Documents"); and

(c) the Notice of Conditional Assignment dated 12 March 1998 given by the Assignor to Steel Dynamics, Inc. in respect of the Conditional Assignment of Project Document and Steel Dynamics, Inc. acknowledgment thereof dated[.]

Words and expressions defined or referred to in the Conditional Assignment of Project Document shall, unless the context otherwise requires, have the same meanings when used herein.

We have received a Notice of an Actionable Default (as defined in the Security Sharing Agreement) and we have been directed to deliver this Transfer Notice in accordance with the provisions of Section 4 of the Security Sharing Agreement.

We hereby give you notice confirming that the conditional assignment and transfer by way of novation of the Relevant Agreement became effective on the date hereof.

We confirm that this Transfer Notice is delivered pursuant to Clause 2.1 of the Conditional Assignment of Project Documents. In accordance with terms thereof, we hereby are substituted as the party to the Relevant Agreement in place of the Assignor and we hereby acquire rights and title under and interests in the Relevant Agreement identical to those of the Assignor at the date hereof under the Relevant Agreement. We hereby assume all obligations towards Steel Dynamics, Inc. identical to the obligations owed by Assignor as of the date hereof to Steel Dynamics,

Inc. under the Relevant Agreement and the Assignor will cease to be entitled to exercise such rights, but shall undertake to remain, jointly and severally with us, liable to perform all obligations under the Relevant Agreement. With effect from the date hereof all references in the Relevant Agreement to the Assignor shall be deemed as references to us.

This Transfer Notice and the rights and obligation of the parties hereunder shall be governed by and construed in accordance with the law of the Kingdom of Thailand.

Yours faithfully,


[Collateral Agent/Designee]
for and on behalf of the Thai Lenders,
the Trustees and the Debenture Trustee

                                     Part A

                        Notice of Conditional Assignment

12 March 1998

To:         McDonald & Company Securities, Inc.
            800 Superior Avenue
            Cleveland, OH 44114

Attention:  Mr. David Stickler Managing Director

Dear Sirs:

We refer to the SDI Management Agreement dated 12 March 1998 between Nakornthai Strip Mill Public Company Limited (the "Assignor") and yourselves
(the "Project Document").

We hereby give you notice that pursuant to the Conditional Assignment of Project Documents made between the Assignor, the Thai Lenders, the Trustees, the Debenture Trustee and the Collateral Agent (each as defined therein) dated 12 March 1998 (the "Conditional Assignment") the Assignor conditionally assigned all rights, title and interest in and to the Project Document and conditionally transferred all of its obligations under the Project Document to the Collateral Agent for the benefit of the Thai Lenders, holders of the Notes and the holders of Debentures, and agreed that when such conditional assignment becomes effective, the Thai Lenders, the holders of the Notes and the holders of Debentures may substitute the Collateral Agent or its Designee as a party to the Project Document in the place of the Assignor.

This substitution shall become effective and binding upon giving a Transfer Notice (and until such time as such Transfer Notice is rescinded in accordance with the terms of the Security Sharing Agreement) to you confirming that the conditional assignment and transfer by way of novation has become effective (the "Transfer and Novation").

Upon the Transfer and Novation the Collateral Agent or the Designee, as the case may be, shall acquire all rights, title and interest in the Project Document identical to those of the Assignor and shall assume obligations toward you identical to those obligations owed by the Assignor to you under the Project Document. Upon the Transfer and Novation, the Assignor shall cease to be entitled to exercise such rights, title and interest but shall undertake to remain, jointly and severally with the Collateral Agent or the Designee, liable to perform such obligations. After delivery of such Transfer Notice all references in the Project Document to the Assignor shall be deemed as references to the Collateral Agent or the Designee, as the case may be.

We hereby confirm that you may rely conclusively upon any Transfer Notice, when duly issued and delivered to you and that you shall not be concerned to inquire whether any Event of Default (as defined in the Bank Credit Facility, the Indentures and the Debenture Indenture, as the case may be) has happened upon which any of the powers, authority and discretion conferred upon the Collateral Agent by or pursuant to the Conditional Assignment in relation to the rights, title and interests under and in respect of the Project Document or any part thereof is or may be exercisable by the Collateral Agent or otherwise as to the appropriateness of acts purporting or intended to be in exercise of any such powers.

This notice may not be revoked without the consent of the Thai Lenders, the Trustees and the Debenture Trustee.

For the avoidance of doubt, references in this notice to the Project Document shall be construed as references to the Project Document as the same may have been or may from time to time be amended, novated or supplemented and shall include any document which is supplemental to, is expressed to be related to or is entered into pursuant to or in accordance with the terms of the Project Document, Except as otherwise provided herein, all words and expressions in this notice shall have the same respective meanings as described in the Conditional Assignment.

Please acknowledge receipt of this notice and confirm agreement to the terms hereof and to the Conditional Assignment in the form of Acknowledgment attached hereto (the "Acknowledgment") by duly executing and returning one copy of the Acknowledgment to the Collateral Agent at The Chase Manhattan Bank, Bubhajit Building, 20 North Sathorn Road, Bangkok 10500 and another copy to the Assignor.

This notice and the Acknowledgment shall be governed by and construed in accordance with the laws of the Kingdom of Thailand.

Yours faithfully,

NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMTED as Assignor


By: /s/ Sawasdi Horrungruang
   ------------------------------
Title: Chairman

We confirm our agreement with the foregoing.

THE CHASE MANHATTAN BANK
as Collateral Agent


By:
   ----------------------------
   Name:
   Title:

Attachment: Acknowledgement of the Counterparty

                                     Part B

                          Acknowledgment and Agreement

To:   THE CHASE MANHATTAN BANK
      20 North Sathorn Road
      Silom, Bangrak
      Bangkok 10500

      NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED
      No. 9, UM Tower, 16th Floor
      Kwaeng Suanluang, Khet Suanluang
      Bangkok

We hereby acknowledge receipt of a notice of conditional assignment dated 12 March 1998, ("Notice of Conditional Assignment"), attaching a form of Acknowledgment and Agreement. We now undertake and confirm to you that:

(i)   we agree and consent to the terms of the Notice of Conditional Assignment;

(ii) we do not have, and will not make or exercise, any claims or demands, any rights of counterclaim, rights of set-off or any other rights against the Assignor in respect of the Project Documents;

(iii) we will give the Collateral Agent notice of any breach of the Project Document by the Assignor as soon as we become aware of the same;

(iv) we have not received any other notice of assignment nor consented to any other assignment of any rights or the transfer of obligations under the Project Document;

(v) until the conditional assignment and transfer by way of novation of the Project Document becomes effective, we regard the Assignor as liable to perform all its obligations under the Project Document;

(vi) where a right to suspend our performance has arisen under the Project Document, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty
      (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation within such period, we will continue to perform our obligations under the Project Document;

(vii) where a right to terminate the Project Document has arisen thereunder, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation with such period, we will continue to perform our obligations under the Project Document.

(viii)we shall not, without the Collateral Agent's written consent, agree to or concur in any action of the Assignor which would contravene any terms of the Project Document or the Conditional Assignment; and

(ix) we agree to the Collateral Agent or the Designee being substituted as a party to the Project Document in the place of the Assignor, and that such the substitution shall become effective and binding upon the Collateral Agent and/or the Designee giving a Transfer Notice to us confirming that the conditional assignment and transfer has become effective, as provided in the Notice of Conditional Assignment.

Yours faithfully


-----------------------------------
McDonald & Company Securities, Inc.

12 March 1998

                                    EXHIBIT 3

                             Form of Transfer Notice

To:   (1)   Nakornthai Strip Mill Public Company Limited
            No. 9, UM Tower, 16th Floor
            Kwaeng Suanluang, Khet Suanluang
            Bangkok, Thailand

      (2)   McDonald & Company Securities, Inc.
            800 Superior Avenue
            Cleveland, OH 44114

            Attention:  Mr. David Stickler
                        Managing Director

Dear Sirs,

We refer to:

(a) the SDI Management Agreement dated [12 March 1998] (the "Relevant Agreement") between Nakornthai Strip Mill Public Company Limited (the "Assignor") and McDonald & Company Securities, Inc. in respect of [.];

(b) the Conditional Assignment of Project Document dated 12 March 1998 between the Assignor and the Thai Lenders, the Trustees, the Debenture Trustee and the Collateral Agent (the "Conditional Assignment of Project Documents"); and

(c) the Notice of Conditional Assignment dated 12 March 1998 given by the Assignor to McDonald & Company Securities, Inc. in respect of the Conditional Assignment of Project Document and McDonald & Company Securities, Inc. acknowledgment thereof dated [.].

Words and expressions defined or referred to in the Conditional Assignment of Project Document shall, unless the context otherwise requires, have the same meanings when used herein.

We have received a Notice of an Actionable Default (as defined in the Security Sharing Agreement) and we have been directed to deliver this Transfer Notice in accordance with the provisions of Section 4 of the Security Sharing Agreement.

We hereby give you notice confirming that the conditional assignment and transfer by way of novation of the Relevant Agreement became effective on the date hereof.

We confirm that this Transfer Notice is delivered pursuant to Clause 2.1 of the Conditional Assignment of Project Documents. In accordance with terms thereof, we hereby are substituted as the party to the Relevant Agreement in place of the Assignor and we hereby acquire rights and title under and interests in the Relevant Agreement identical to those of Assignor at the date hereof under the Relevant Agreement. We hereby assume all obligations towards McDonald &

Company Securities, Inc. identical to the obligations owned by Assignor as of the date hereof to McDonald & Company Securities, Inc. under the Relevant Agreement and the Assignor will cease to be entitled to exercise such rights, but shall undertake remain, jointly and severally with us, liable to perform all obligations under the Relevant Agreement. With effect from the date hereof all references in the Relevant Agreement to Assignor shall be deemed as references to us.

This Transfer Notice and the rights and obligation of the parties hereunder shall be by and construed in accordance with the law of the Kingdom of Thailand.

Yours faithfully


[Collateral Agent/Designee]
for and on behalf of the Thai Lenders
the Trustees and the Debenture Trustee

                                     Part A

                        Notice of Conditional Assignment

12 March 1998

To:        Klockner Stahl-Und Metallhandel Gmbh
           Neudorter Str. 3-5
           D-47057 Dulsburg

Attention: Mr. R. Reinckel/
           Mr. D. Frenzel

Dear Sirs:

We refer to the Klockner Off-Take Agreement dated 12 March 1998 between Nakornthai Strip Mill Public Company Limited (the "Assignor") and yourselves (the "Project Document").

We hereby give you notice that pursuant to the Conditional Assignment of Project Documents made between the Assignor, the Thai Lenders, the Trustees, the Debenture Trustee and the Collateral Agent (each as defined therein) dated 12 March 1998 (the "Conditional Assignment") the Assignor conditionally assigned all rights, title and interest in and to the Project Document and conditionally transferred all of its obligations under the Project Document to the Collateral Agent for the benefit of the Thai Lenders, holders of the Notes and the holders of Debentures, and agreed that when such conditional assignment becomes effective, the Thai Lenders, the holders of the Notes and the holders of Debentures may substitute the Collateral Agent or its Designee as a party to the Project Document in the place of the Assignor.

This substitution shall become effective and binding upon giving a Transfer Notice (and until such time as such Transfer Notice is rescinded in accordance with the terms of the Security Sharing Agreement) to you confirming that the conditional assignment and transfer by way of novation has become effective (the "Transfer and Novation").

Upon the Transfer and Novation the Collateral Agent or the Designee, as the case may be, shall acquire all rights, title and interest in the Project Document identical to those of the Assignor and shall assume obligations toward you identical to those obligations owed by the Assignor to you under the Project Document. Upon the Transfer and Novation, the Assignor shall cease to be entitled to exercise such rights, title and interest but shall undertake to remain, jointly and severally with the Collateral Agent or the Designee, liable to perform such obligations. After delivery of such Transfer Notice all references in the Project Document to the Assignor shall be deemed as references to the Collateral Agent or the Designee, as the case may be.

We hereby confirm that you may rely conclusively upon any Transfer Notice, when duly issued and delivered to you and that you shall not be concerned to inquire whether any Event of Default (as defined in the Bank Credit Facility, the Indentures and the Debenture Indenture, as the case may be) has happened upon which any of the powers, authority and discretion conferred upon the Collateral Agent by or pursuant to the Conditional Assignment in relation to the rights, title and interests under and in respect of the Project Document or any part thereof is or may be exercisable by the Collateral Agent or otherwise as to the appropriateness of acts purporting or intended to be in exercise of any such powers.

This notice may not be revoked without the consent of the Thai Lenders, the Trustees and the Debenture Trustee.

For the avoidance of doubt, references in this notice to the Project Document shall be construed as references to the Project Document as the same may have been or may from time to time be amended, novated or supplemented and shall include any, document which is supplemental to, is expressed to be related to or is entered into pursuant to or in accordance with the terms of the Project Document. Except as otherwise provided herein, all words and expressions in this notice shall have the same respective meanings as described in the Conditional Assignment.

Please acknowledge receipt of this notice and confirm your agreement to the terms hereof and to the Conditional Assignment in the form of Acknowledgment attached hereto (the "Acknowledgment") by duly executing and returning one copy of the Acknowledgment to the Collateral Agent at The Chase Manhattan Bank, Bubhajit Building, 20 North Sathorn Road, Bangkok 10500 and another copy to the Assignor.

This notice and the Acknowledgment shall be governed by and construed in accordance with the laws of the Kingdom of Thailand.

Yours faithfully,

NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED as Assignor


By:  /s/ Sawasdi Horrungruang
    -----------------------------
Title: Chairman

We confirm our agreement with the foregoing.

THE CHASE MANHATTAN BANK
as Collateral Agent


By:
   ----------------------------
   Name:
   Title:

Attachment:  Acknowledgment of the Counterparty

                                     Part B

                          Acknowledgment and Agreement

To:   THE CHASE MANHATTAN BANK
      20 North Sathorn Road
      Silom, Bangrak
      Bangkok 10500

      NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED
      No. 9, UM Tower, 16TH Floor
      Kwaeng Suanluang, Khet Suanluang
      Bangkok

We hereby acknowledge receipt of a notice of conditional assignment dated 12 March 1998, ("Notice of Conditional Assignment"), attaching a form of Acknowledgment and Agreement. We now undertake and confirm to you that:

(i)   we agree and consent to the terms of the Notice of Conditional Assignment;

(ii) we do not have, and will not make or exercise, any claims or demands, any rights of counterclaim, rights of set-off or any other rights against the Assignor in respect of the Project Documents;

(iii) we will give the Collateral Agent notice of any breach of the Project Document by the Assignor as soon as we become aware of the same;

(iv) we have not received any other notice of assignment nor consented to any other assignment of any rights or the transfer of obligations under the Project Document;

(v) until the conditional assignment and transfer by way of novation of the Project Document becomes effective, we regard the Assignor as liable to perform all its obligations under the Project Document;

(vi) where a right to suspend our performance has arisen under the Project Document, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty
      (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation within such period, we will continue to perform our obligations under the Project Document;

(vii) where a right to terminate the Project Document has arisen thereunder, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation within such period, we will continue to perform our obligations under the Project Document;

(viii)we shall not, without the Collateral Agent's written consent, agree to or concur in any action of the Assignor which would contravene any terms of the Project Document or the Conditional Assignment; and

(ix) we agree to the Collateral Agent or the Designee being substituted as a party to the Project Document in the place of the Assignor, and that such the substitution shall become effective and, binding upon the Collateral Agent and/or the Designee giving a Transfer Notice to us confirming that the conditional assignment and transfer has become effective, as provided in the Notice of Conditional Assignment.

Yours faithfully


-------------------------------------
Klockner Stahl-Und Metallhandel Gmbh

12 March 1998

                                    EXHIBIT 3

                             Form of Transfer Notice

To:   (1)   Nakornthai Strip Mill Public Company Limited
            No. 9, UM Tower, 16th Floor
            Kwaeng Suanluang, Khet Suanluang
            Bangkok, Thailand

      (2)   Klocklner Stahl-Und Metallhandel Gmbh
            Neudorter Str. 3-5
            D-47057 Dulsburg

         Attention:  Mr. R. Reinckel/
                     Mr. D. Frenzel

Dear Sirs,

We refer to:

(a) the Klockner Off-Take Agreement dated [12 March 1998] (the "Relevant Agreement") between Nakornthai Strip Mill Public Company Limited (the "Assignor") and Klockner Stahl-Und Metallhandel Gmbh in respect of [.];

(b) the Conditional Assignment of Project Document dated 12 March 1998 between the Assignor and the Thai Lenders, the Trustees, the Debenture Trustee and the Collateral Agent (the "Conditional Assignment of Project Documents"); and

(c) the Notice of Conditional Assignment dated 12 March 1998 given by the Assignor to Klockner Stahl-Und Metallhandel Gmbh in respect of the Conditional Assignment of Project Document and Klockner Stahl-Und Metallhandel Gmbh acknowledgment thereof dated [.].

Words and expressions defined or referred to in the Conditional Assignment of Project Document shall, unless the context otherwise requires, have the same meanings when used herein.

We have received a Notice of an Actionable Default (as defined in the Security Sharing Agreement) and we have been directed to deliver this Transfer Notice in accordance with the provisions of Section 4 of the Security Sharing Agreement.

We hereby give you notice confirming that the conditional assignment and transfer by way of novation of the Relevant Agreement became effective on the date hereof.

We confirm that this Transfer Notice is delivered pursuant to Clause 2.1 of the Conditional Assignment of Project Documents. In accordance with terms thereof, we hereby are substituted as the party to the Relevant Agreement in place of the Assignor and we hereby acquire rights and title under and interests in the Relevant Agreement identical to those of the Assignor at the date hereof under the Relevant Agreement. We hereby assume all obligations towards Klockner Stahl-Und Metallhandel Gmbh identical to the obligations owned by Assignor as of the date hereof to Klockner Stahl-Und Metallhandel Gmbh under the Relevant Agreement and the Assignor will cease to be entitled to exercise such rights, but shall undertake to remain, jointly and severally with us, liable to perform all obligations under the Relevant Agreement. With effect from the date hereof all references in the Relevant Agreement to the Assignor shall be deemed as references to us.

This Transfer Notice and the rights and obligation of the parties hereunder shall be governed by and construed in accordance with the law of the Kingdom of Thailand.

Yours faithfully,


[Collateral Agent/Designee]
for and on behalf of the Thai Lenders,
the Trustees and the Debenture Trustee

                                     Part A

                        Notice of Conditional Assignment

12 March 1998

To:         Preussag Handel Gmbh
            Schwannstr. 12 D-40476
            Dusseldorf Germany

Attention:  Mr. K. Thomas/
            Mr. S. Muller

Dear Sirs:

We refer to the Preussag Off-Take Agreement dated 12 March 1998 between Nakornthai Strip Mill Public Company Limited (the "Assignor") and yourselves (the "Project Document").

We hereby give you notice that pursuant to the Conditional Assignment of Project Documents made between the Assignor, the Thai Lenders, the Trustees, the Debenture Trustee and the Collateral Agent (each as defined therein) dated 12 March 1998 (the "Conditional Assignment") the Assignor conditionally assigned all rights, title and interest in and to the Project Document and conditionally transferred all of its obligations under the Project Document to the Collateral Agent for the benefit of the Thai Lenders, holders of the Notes and the holders of Debentures, and agreed that when such conditional assignment becomes effective, the Thai Lenders, the holders of the Notes and the holders of Debentures may substitute the Collateral Agent or its Designee as a party to the Project Document in the place of the Assignor.

This substitution shall become effective and binding upon giving a Transfer Notice (and until such time as such Transfer Notice is rescinded in accordance with the terms of the Security Sharing Agreement) to you confirming that the conditional assignment and transfer by way of novation has become effective (the "Transfer and Novation").

Upon the Transfer and Novation the Collateral Agent or the Designee, as the case may be, shall acquire all rights, title and interest in the Project Document identical to those of the Assignor and shall assume obligations toward you identical to those obligations owed by the Assignor to you under the Project Document. Upon the Transfer and Novation, the Assignor shall cease to be entitled to exercise such rights, title and interest but shall undertake to remain, jointly and severally with the Collateral Agent or the Designee, liable to perform such obligations. After delivery of such Transfer Notice all references in the Project Document to the Assignor shall be deemed as references to the Collateral Agent or the Designee, as the case may be.

We hereby confirm that you may rely conclusively upon any Transfer Notice, when daily issued and delivered to you and that you shall not be concerned to inquire whether any Event of Default (as defined in the Bank Credit Facility, the Indentures and the Debenture Indenture, as the case


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

may be) has happened upon which any of the powers, authority and discretion conferred upon the Collateral Agent by or pursuant to the Conditional Assignment in relation to the rights, title and interests under and in respect of the Project Document or any part thereof is or may be exercisable by the Collateral Agent or otherwise as to the appropriateness of acts purporting or intended to be in exercise of any such powers.

This notice may not be revoked without the consent of the Thai Lenders, the Trustees and the Debenture Trustee.

For the avoidance of doubt, references in this notice to the Project Document shall be construed as references to the Project Document as the same may have been or may from time to time be amended, novated or supplemented and shall include any document which is supplemental to, is expressed to be related to or is entered into pursuant to or in accordance with the terms of the Project Document. Except as otherwise provided herein, all words and expressions in this notice shall have the same respective meanings as described in the Conditional Assignment.

Please acknowledge receipt of this notice and confirm your agreement to the term hereof and to the Conditional Assignment in the form of Acknowledgment attached hereto (the "Acknowledgment") by duly executing and returning one copy of the Acknowledgment to the Collateral Agent at The Chase Manhattan Bank, Bubhajit Building, 20 North Sathorn Road, Bangkok 10500 and another copy, to the Assignor.

This notice and the Acknowledgment shall be governed by and construed in accordance with the laws of the Kingdom of Thailand.

Yours faithfully,

NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED as Assignor


By:  /s/ Sawasdi Horrungruang
    -----------------------------
Title: Chairman


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

We confirm our agreement with the foregoing.

THE CHASE MANHATTAN BANK
as Collateral Agent


By:
   ----------------------------
   Name:
   Title:

Attachment:  Acknowledgement of the Counterparty

                                     Part B

                          Acknowledgment and Agreement

To:   THE CHASE MANHATTAN BANK
      20 North Sathorn Road
      Silom, Bangrak
      Bangkok 10500

      NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED
      No. 9, UM Tower, 16th Floor
      Kwaeng Suanluang, Khet Suanluang
      Bangkok

We hereby acknowledge receipt of a notice of conditional assignment dated 12 March 1998, ("Notice of Conditional Assignment"), attaching a form of Acknowledgment and Agreement. We now undertake and confirm to you that:

(i)   we agree and consent to the terms of the Notice of Conditional Assignment;

(ii) we do not have, and will not make or exercise, any claims or demands, any rights of counterclaim, rights of set-off or any other rights against the Assignor in respect of the Project Documents;

(iii) we will give the Collateral Agent notice of any breach of the Project Document by the Assignor as soon as we become aware of the same;

(iv) we have not received any other notice of assignment nor consented to any other assignment of any rights or the transfer of obligations under the Project Document;

(v) until the conditional assignment and transfer by way of novation of the Project Document becomes effective, we regard the Assignor as liable to perform all its obligations under the Project Document;

(vi) where a right to suspend our performance has arisen under the Project Document, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty
      (30) days to remedy the situation, and we agree that if the Collateral Agent remedies such situation within such period, we will continue to perform our obligations under the Project Document;

(vii) where a right to terminate the Project Document has arisen thereunder, we will not exercise such right without first giving notice to the Collateral Agent and allowing the Collateral Agent at least thirty (30) days to remedy the situation, and we agree that if the


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      Collateral Agent remedies such situation within such period, we will continue to perform our obligations under the Project Document;

(viii)we shall not, without the Collateral Agent's written consent, agree to or concur in any action of the Assignor which would contravene any terms of the Project Document or the Conditional Assignment; and

(ix) we agree to the Collateral Agent or the Designee being substituted as a party to the Project Document in the place of the Assignor, and that such the substitution shall become effective and binding upon the Collateral Agent and/or the Designee giving a Transfer Notice to us confirming that the conditional assignment and transfer has become effective, as provided in the Notice of Conditional Assignment.

Yours faithfully


------------------------------
Preussag Handel Gmbh

12 March 1998

                                    EXHIBIT 3

                             Form of Transfer Notice

To:   (1)   Nakornthai Strip Mill Public Company Limited
            No. 9, UM Tower, 16th Floor
            Kwaeng Suanluang, Khet Suanluang
            Bangkok, Thailand

      (2)   Preussag Handel Gmbh
            Schwannstr. 12
            D-40476 Dusseldorf Germany

            Attention:  Mr. K. Thomas/
                        Mr. S. Muller

Dear Sirs,

We refer to:

(a) the Klockner Off-Take Agreement dated [12 March 1998] (the "Relevant Agreement") between Nakornthai Strip Mill Public Company Limited (the "Assignor") and Preussag Handel Gmbh in respect of [.]-

(b) the Conditional Assignment of Project Document dated 12 March 1998 between the Assignor and the Thai Lenders, the Trustees, the Debenture Trustee and the Collateral Agent (the "Conditional Assignment of Project Documents"); and

(c) the Notice of Conditional Assignment dated 12 March 1998 given by the Assignor to Preussag Handel Gmbh in respect of the Conditional Assignment of Project Document and Preussag Handel Gmbh acknowledgment thereof dated [.].

Words and expressions defined or referred to in the Conditional Assignment of Project Document shall, unless the context otherwise requires, have the same meanings when used herein.

We have received a Notice of an Actionable Default (as defined in the Security Sharing Agreement) and we have been directed to deliver this Transfer Notice in accordance with the provisions of Section 4 of the Security Sharing Agreement.

We hereby give you notice confirming that the conditional assignment and transfer by way of novation of the Relevant Agreement became effective on the date hereof.

We confirm that this Transfer Notice is delivered pursuant to Clause 2.1 of the Conditional Assignment of Project Documents. In accordance with terms thereof, we hereby are substituted

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as the party to the Relevant Agreement in place of the Assignor and we hereby acquire rights and title under and interests in the Relevant Agreement identical to those of the Assignor at the date hereof tinder the Relevant Agreement. We hereby assume all obligations towards Preussag Handel Gmbh identical to the obligations owed by Assignor as of the date hereof to Preussag Handel Gmbh under the Relevant Agreement and the Assignor will cease to be entitled to exercise such rights, but shall undertake to remain, jointly and severally with us, liable to perform all obligations under the Relevant Agreement. With effect from the date hereof all references in the Relevant Agreement to the Assignor shall be deemed as references to us.

This Transfer Notice and the rights and obligation of the parties hereunder shall be governed by and construed in accordance with the law of the Kingdom of Thailand.

Yours faithfully,


[Collateral Agent/Designee]
for and on behalf of the Thai Lenders,
the Trustees and the Debenture Trustee

                                    EXHIBIT 4

                                Project Documents

1.    The SDI Agreement
2.    The SDI License Agreement
3.    The Shareholders Agreement
4.    The Management Agreement
5.    The Sriracha Harbor Lease
6.    The Hylsa Agreement
7.    The Off-take Agreements
8.    The Employment Agreement
9.    The Coal Supply Agreement
10.   The Iron Ore Fines Agreement
11.   The Sriracha Harbor Acknowledgment Letter


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